Exhibit 4.1

Execution Version

BAKER HUGHES HOLDINGS LLC

BAKER HUGHES CO-OBLIGOR, INC.

as Issuers

BAKER HUGHES COMPANY

as Parent Guarantor

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

THE BANK OF NEW YORK MELLON, LONDON BRANCH

as Paying Agent

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of March 11, 2026

€600,000,000 3.226% Senior Notes due 2030

€900,000,000 3.812% Senior Notes due 2034

€750,000,000 4.193% Senior Notes due 2038

€750,000,000 4.737% Senior Notes due 2046

to the

INDENTURE

Dated as of October 28, 2008

between

BAKER HUGHES INCORPORATED

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

SECTION 8.07.	Successors	31
SECTION 8.08.	Scope of Supplemental Indenture	31
SECTION 8.09.	Execution of Securities	32

EIGHTH SUPPLEMENTAL INDENTURE, dated as of March 11, 2026 (this “Eighth Supplemental Indenture”), to the indenture dated as of October 28, 2008 (the “Original Indenture”), as supplemented by the Second Supplemental Indenture, dated July 3, 2017 (the “Second Supplemental Indenture”), and as further supplemented by the Seventh Supplemental Indenture, dated as of December 31, 2023 (the “Seventh Supplemental Indenture”), among Baker Hughes Holdings LLC, a Delaware limited liability company (formerly known as Baker Hughes, a GE Company, LLC (“BHGE LLC”)) (the “Company”), Baker Hughes Co-Obligor, Inc. (the “Co-Obligor”, and, together with the Company, the “Issuers”), Baker Hughes Company, a Delaware corporation (the “Parent Guarantor”), The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) and The Bank of New York Mellon, London Branch, as initial Paying Agent (as defined in the Original Indenture).

WHEREAS, Baker Hughes Incorporated (the predecessor to the Company, “BHI”) and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Securities (as defined in the Original Indenture) of BHI, to be issued in one or more series;

WHEREAS, Sections 201, 301, 901(2), 901(5) and 901(7) of the Original Indenture provide that BHI and the Trustee may, without the consent of any Holders (as defined in the Original Indenture) of Securities, enter into indentures supplemental to the Original Indenture for the purpose of establishing the form and terms of Securities of any series, adding, changing or eliminating provisions of the Original Indenture (subject to certain limitations provided therein) and adding to the covenants of BHI for the benefit of such series;

WHEREAS, BHGE LLC and the Co-Obligor entered into the Second Supplemental Indenture pursuant to which BHGE LLC succeeded to the rights and obligations of BHI and BHGE LLC and the Co-Obligor agreed to be jointly and severally liable with respect to the obligations of BHI under the Indenture;

WHEREAS, BHGE LLC filed with the Secretary of State of the State of Delaware a Certificate of Amendment of BHGE LLC’s Certificate of Formation and BHGE LLC’s Second Amended and Restated Limited Liability Company Agreement to change the name of BHGE LLC from “Baker Hughes, a GE company, LLC” to “Baker Hughes Holdings LLC”, effective as of April 15, 2020, and, in connection therewith, the Company became the successor to BHGE LLC for all purposes under the Indenture, as evidenced by the execution of the Fifth Supplemental Indenture thereto, dated May 1, 2020;

WHEREAS, the Company, the Co-Obligor and the Parent Guarantor, as sole parent company of the Issuers, entered into the Seventh Supplemental Indenture pursuant to which the Parent Guarantor agreed to fully and unconditionally guarantee the obligations of the Company and the Co-Obligor under the Original Indenture, as previously supplemented;

WHEREAS, (i) the Company desires to provide for the establishment of four separate series of Securities under the Indenture to be designated as hereinafter provided, (ii) the Co-Obligor desires to serve as co-issuer of such Securities, (iii) the Parent Guarantor desires to fully and unconditionally guarantee the due and punctual payment of the principal of (and premium, if any) and interest on, and any other amounts payable under the Notes, (iv) the

Company has requested the Trustee to enter into this Eighth Supplemental Indenture for the purpose of establishing the form and terms of each such series of Securities and adding to the covenants of the Issuers for the benefit of each such series and (v) the Company desires to appoint The Bank of New York Mellon, London Branch, as Paying Agent with respect to this Eighth Supplemental Indenture and the Notes issued hereunder; and

WHEREAS, the Issuers have duly authorized the creation of each series of Notes (as defined below) of the tenor and amount hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

(a) Unless otherwise defined or included for each of the series of Notes established hereby, capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture. Nothing in this Article I is intended to be an amendment to the Original Indenture.

(b) The rules of interpretation set forth in Section 101 of the Original Indenture shall be applied hereto as if set forth in full herein.

(c) For all purposes of this Eighth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

“2030 Additional Securities” means any 2030 Notes issued from time to time after the Issue Date under the terms of this Eighth Supplemental Indenture (other than pursuant to Sections 304, 305, 306, 906 or 1107 of the Original Indenture and other than the 2030 Initial Securities) in accordance with Section 2.08, as part of the same series as the 2030 Notes then outstanding.

“2030 Initial Securities” has the meaning specified in Section 2.02. The 2030 Initial Securities constitute the 2030 Notes issued on the date hereof.

“2030 Notes” means the 3.226% Senior Notes due 2030 of the Issuers issued pursuant to the Indenture and shall include the 2030 Initial Securities and any 2030 Additional Securities authenticated and delivered in accordance with Section 2.02.

“2034 Additional Securities” means any 2034 Notes issued from time to time after the Issue Date under the terms of this Eighth Supplemental Indenture (other than pursuant to Sections 304, 305, 306, 906 or 1107 of the Original Indenture and other than the 2034 Initial Securities) in accordance with Section 2.08, as part of the same series as the 2034 Notes then outstanding.

“2034 Initial Securities” has the meaning specified in Section 2.02. The 2034 Initial Securities constitute the 2034 Notes issued on the date hereof.

“2034 Notes” means the 3.812% Senior Notes due 2034 of the Issuers issued pursuant to the Indenture and shall include the 2034 Initial Securities and any 2034 Additional Securities authenticated and delivered in accordance with Section 2.02.

“2038 Additional Securities” means any 2038 Notes issued from time to time after the Issue Date under the terms of this Eighth Supplemental Indenture (other than pursuant to Sections 304, 305, 306, 906 or 1107 of the Original Indenture and other than the 2038 Initial Securities) in accordance with Section 2.08, as part of the same series as the 2038 Notes then outstanding.

“2038 Initial Securities” has the meaning specified in Section 2.02. The 2038 Initial Securities constitute the 2038 Notes issued on the date hereof.

“2038 Notes” means the 4.193% Senior Notes due 2038 of the Issuers issued pursuant to the Indenture and shall include the 2038 Initial Securities and any 2038 Additional Securities authenticated and delivered in accordance with Section 2.02.

“2046 Additional Securities” means any 2046 Notes issued from time to time after the Issue Date under the terms of this Eighth Supplemental Indenture (other than pursuant to Sections 304, 305, 306, 906 or 1107 of the Original Indenture and other than the 2046 Initial Securities) in accordance with Section 2.08, as part of the same series as the 2046 Notes then outstanding.

“2046 Initial Securities” has the meaning specified in Section 2.02. The 2046 Initial Securities constitute the 2046 Notes issued on the date hereof.

“2046 Notes” means the 4.737% Senior Notes due 2046 of the Issuers issued pursuant to the Indenture and shall include the 2046 Initial Securities and any 2046 Additional Securities authenticated and delivered in accordance with Section 2.02.

“Additional Securities” means the 2030 Additional Securities, the 2034 Additional Securities, the 2038 Additional Securities and the 2046 Additional Securities, as applicable.

“Agent” means any Security Registrar or Paying Agent.

“Attributable Debt” means, with respect to any Sale and Leaseback Transaction, as of the time of determination, the total obligation, discounted to present value at the annual rate equal to the discount rate which would be applicable to a capital lease obligation with a similar term in accordance with GAAP, of a lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the initial term of the lease with respect to such Sale and Leaseback Transaction.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

“Clearstream” means Clearstream Banking SA or any successor securities clearing agency.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any redemption date, (1) the arithmetic average of the Reference Government Bond Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (2) if BHH LLC obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards) , on the third Business Day prior to the Redemption Date, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable Government Bond, assuming a price for the

“Consolidated Net Worth” means the amount of total equity shown in the Company’s most recent quarterly statement of financial position.

“Definitive Security” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Article IV, substantially in the form of Exhibit A, Exhibit B, Exhibit C or Exhibit D hereto, as applicable, except that such Note shall not bear the Global Security Legend and shall not have the “Schedule of Exchanges of Interests in the Global Security” attached thereto.

“Depositary” has the meaning specified in Section 2.13.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Euro,” “euros” and “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV as operator of the Euroclear System or any successor securities clearance agency.

“Guarantee” has the meaning specified in Section 6.01.

“Indenture” means the Original Indenture as supplemented by the Second Supplemental Indenture, the Seventh Supplemental Indenture and this Eighth Supplemental Indenture, as any of the foregoing may be amended or supplemented from time to time in accordance with the terms thereof or hereof, including the provisions of the Trust Indenture Act that are deemed to be a part thereof or hereof.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Company.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Initial Securities” has the meaning specified in Section 2.02. The Initial Securities constitute the Notes issued on the date hereof.

“Issue Date” means March 11, 2026, the first date on which the Notes are issued under this Eighth Supplemental Indenture.

“Notes” means the 2030 Notes, the 2034 Notes, the 2038 Notes and the 2046 Notes, collectively.

“Par Call Date” means with respect to the 2030 Notes, February 11, 2030; with respect to the 2034 Notes, January 11, 2034; with respect to the 2038 Notes, December 11, 2037; and with respect to the 2046 Notes, September 11, 2045.

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

“Parent Guarantor” means Baker Hughes Company, a Delaware corporation.

“Person” shall have the meaning set forth in the Original Indenture and includes a “person” or “group” as these terms are used in Section 13(d)(3) of the Exchange Act.

“Principal Property” means any real property, manufacturing plant, warehouse, office building or other physical facility, or any item of marine, transportation or construction equipment or other like depreciable assets of the Company or of any Restricted Subsidiary, whether owned at or acquired after March 11, 2026, unless, in the opinion of the Board of Directors, such plant or facility or other asset is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries taken as a whole.

“Reference Government Bond Dealer” means each of (i) Goldman Sachs & Co. LLC, Morgan Stanley & Co. International plc, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and J.P. Morgan Securities plc, or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Company shall substitute therefor another Primary Dealer and (ii) another other Primary Dealers selected by the Company

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any redemption date, the arithmetic average, as determined by BHH LLC, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuers by such Reference Government Bond Dealer at 11:00 a.m., Brussels time, on the third business day preceding such redemption date..

“Restricted Subsidiary” means: (i) any Subsidiary of the Company that owns, directly or indirectly through ownership of another Subsidiary of the Company, a Principal Property located in the United States or Canada; or (ii) the Co-Obligor and any other Subsidiary of the Company that the Company designates as a Restricted Subsidiary.

“Sale and Leaseback Transaction” means any arrangement with any Person under which the Company or any Restricted Subsidiary leases for a term of more than three years any Principal Property that the Company or any Restricted Subsidiary has sold or transferred or will sell or transfer to that Person. This term excludes leases of any Principal Property the Company or any Restricted Subsidiary acquires or places in service within 180 days prior to the arrangement.

“SEC” means the U.S. Securities and Exchange Commission.

Other Definitions

Term	Defined in Section
“Definitive Securities Issuance Date”	4.01(b)
“Interest Payment Date”	2.03(b)
“Regular Record Date”	2.03(b)

ARTICLE II

Designation and Terms of the Securities

SECTION 2.01. Title. There is hereby created pursuant to Section 301 of the Indenture (i) a series of Securities that shall have the title of “3.226% Senior Notes due 2030”, (ii) a series of Securities that shall have the title of “3.812% Senior Notes due 2034”, (iii) a series of Securities that shall have the title of “4.193% Senior Notes due 2038” and (iv) a series of Securities that shall have the title of “4.737% Senior Notes due 2046”.

SECTION 2.02. Aggregate Principal Amount; Execution and Authentication. (a) The aggregate principal amount of Notes which may be authenticated and delivered under this Eighth Supplemental Indenture is not limited. The aggregate principal amount of the 2030 Notes initially authorized for authentication and delivery pursuant to this Eighth Supplemental Indenture (the “2030 Initial Securities”) is limited to €600,000,000 or in exchange for, or in lieu of, other 2030 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture or Article IV of this Eighth Supplemental Indenture. The aggregate principal amount of the 2034 Notes initially authorized for authentication and delivery pursuant to this Eighth Supplemental Indenture (the “2034 Initial Securities”) is limited to €900,000,000 or in exchange for, or in lieu of, other 2034 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture or Article IV of this Eighth Supplemental Indenture. The aggregate principal amount of the 2038 Notes initially authorized for authentication and delivery pursuant to this Eighth Supplemental Indenture (the “2038 Initial Securities”) is limited to €750,000,000 or in exchange for, or in lieu of, other 2038 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture or Article IV of this Eighth Supplemental Indenture. The aggregate principal amount of the 2046 Notes initially authorized for authentication and delivery pursuant to this Eighth Supplemental Indenture (the “2046 Initial Securities”) is limited to €750,000,000 or in exchange for, or in lieu of, other 2046 Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture or Article IV of this Eighth Supplemental Indenture.

(b) The Issuers may forthwith execute, and upon a Company Order, the Trustee shall authenticate and deliver, the Initial Securities for original issue in accordance with the provisions of Section 303 of the Original Indenture.

(c) At any time and from time to time after the Issue Date, in accordance with Section 2.08, the Issuers may execute, and upon a Company Order, the Trustee shall authenticate and deliver, any Additional Securities for original issue in accordance with the provisions of Section 303 of the Original Indenture in an aggregate principal amount determined at the time of issuance and specified in such Company Order. Such Company Order shall specify the principal amount of the Additional Securities to be authenticated, the date on which the original issue of such Additional Securities is to be authenticated and the additional information set forth in Section 2.08(b).

(d) Each series of Initial Securities and any Additional Securities in respect thereof shall be considered collectively as a single series for all purposes of the Indenture. Holders of the Initial Securities of a series and any Additional Securities in respect thereof will vote and consent together on all matters to which such Holders are entitled to vote or consent as one series, and none of the Holders of the Initial Securities of a series or any Additional Securities in respect thereof shall have the right to vote or consent as a separate series or class on any matter to which such Holders are entitled to vote or consent.

SECTION 2.03. Maturity; Interest Rate; and Denomination of Notes. (a) The principal of the 2030 Notes shall be payable on March 11, 2030. The principal of the 2034 Notes shall be payable on March 11, 2034. The principal of the 2038 Notes shall be payable on March 11, 2038. The principal of the 2046 Notes shall be payable on March 11, 2046.

(b) The 2030 Notes shall bear interest at the rate of 3.226% per annum, the 2034 Notes shall bear interest at the rate of 3.812% per annum, the 2038 Notes shall bear interest at the rate of 4.193% per annum and the 2046 Notes shall bear interest at the rate of 4.737% per annum, in each case from March 11, 2026 or the most recent March 11 which interest has been paid or duly provided for on the Notes of such series. Each March 11 in each year, commencing March 11, 2027, shall be an “Interest Payment Date” for the Notes. The February 25 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date. Interest payable at the maturity of each series of Notes will be payable to the Person in whose name the note is registered at the close of business on the Regular Record Date for such interest. If any interest payment date falls on a day that is not a Business Day, the interest payment will be made on the next day that is a Business Day with the same force and effect as if made on such interest payment date, and no interest on such payment will accrue for the period from and after such interest payment date. If the maturity date of the Notes falls on a day that is not a Business Day, the payment of interest, premium, if any, and principal may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the maturity date. Interest payable on the Notes on any interest payment date, redemption date or maturity date shall be the amount of interest accrued from, and including, the next preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the Notes, if no interest has been paid or duly provided for) to, but excluding, such interest payment date, redemption date or maturity date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association.

(c) The Notes shall be issuable in minimum denominations of €100,000 and multiples of €1,000 in excess thereof.

SECTION 2.04. Place and Method of Payment. (a) The principal of (and premium, if any) and interest on the Notes shall be payable (x) if the Notes are Global Securities, through the relevant Depositary or (y) if the Notes are not Global Securities, at the corporate trust office of the Paying Agent in London, England, against surrender of such Note in the case of any payment due at the Maturity of the principal thereof or any payment of interest that becomes payable on a day other than an Interest Payment Date, and in the case of clause (x) or clause (y), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that if the Notes are not Global Securities, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of such Notes; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on the Notes, if such Note is in a denomination of at least €1,000,000 and the Holder thereof at the time of surrender thereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Issuers shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to such Notes, remaining in effect as to such Holder and such Notes unless and until new instructions are given in the manner described above and provided further, that notwithstanding anything in the foregoing to the contrary, if the Notes are Global Securities, payment shall be made pursuant to the Applicable Procedures of the relevant Depositary. In accordance with Section 1002 of the Indenture, the “Place of Payment” with respect to the Notes shall be London, England. All payments of principal of (and premium, if any) and interest on the Notes shall be made by the Company to the Paying Agent no later than 10:00 am, London time, on the date such payment is due.

(b) Initial holders will be required to pay for the Notes in euros, and all payments on the Notes will be payable in euros; provided that if on or after the date of this prospectus supplement the euro is unavailable to the Issuers due to the imposition of exchange controls or other circumstances beyond the Issuers’ control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuers or so used. The amount payable on any date in euros will be converted into U.S. dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second business day prior to the relevant payment date or, in the event the Board of Governors of the Federal Reserve System has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee, transfer agent and registrar nor the paying agent will have any responsibility for any calculation or conversion in connection with the foregoing.

SECTION 2.05. Optional Redemption. (a) Each series of the Notes shall be subject to redemption, as a whole at any time or in part from time to time, at the option of the Company.

(b) Except in the case of the Special Mandatory Redemption described in Section 2.06, if any of the Notes are redeemed prior to the applicable Par Call Date, the applicable Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) for the Notes will be equal to the greater of (1) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such Notes matured on the applicable Par Call Date from the redemption date to the applicable Par Call Date (exclusive of any accrued interest) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus the applicable Redemption Spread (as defined below) or (2) 100% of the principal amount of the Notes to be redeemed; plus, in either case, accrued and unpaid interest thereon to the redemption date (subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date). The “Redemption Spread” means, with respect to the 2030 Notes, 15 basis points; with respect to the 2034 Notes, 20 basis points; with respect to the 2038 Notes, 20 basis points; and with respect to the 2046 Notes, 25 basis points. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(c) On or after the applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

(d) Unless the Issuers default in payment of the applicable Redemption Price, on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

(e) In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €100,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

(f) Notices of redemption will be delivered at least 10 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address, except that notices may be delivered more than 60 days prior to a Redemption Date if the notice is issued in connection with a Covenant Defeasance or Defeasance with respect to the Notes or a satisfaction and discharge of the Indenture with respect to the Notes. A notice of redemption need not set forth the exact Redemption Price but only the manner of calculation thereof. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant Redemption Date. The Company shall notify Holders of any such rescission as soon as practicable after it determines that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to Applicable Procedures of the Depositary. Once notice of redemption is delivered, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the Notes called for redemption shall become due and payable on the applicable Redemption Date and at the applicable Redemption Price as set forth herein.

(g) In the event of any redemption requiring a calculation of the present value of the principal and interest payments in respect of Notes, the Company may appoint a calculation agent to make any such required calculation. For the avoidance of doubt, The Bank of New York Mellon Trust Company, N.A. shall not be responsible for calculating any present value or make-whole amounts in connection with the Notes. The Company shall be responsible for these calculations or shall appoint a separate calculation agent for that purpose.

SECTION 2.06. Special Mandatory Redemption. (a) If (i) Chart Merger is not consummated on or before the later of (x) July 28, 2026 and (y) the date that is five business days after the Outside Date (as defined in the Merger Agreement), (ii) prior to the Outside Date, the Merger Agreement is terminated or (iii) the Company notifies the Trustee that the Parent Guarantor will not pursue consummation of the Chart Merger (any such event, a “Special Mandatory Redemption Event”), then the Company will be required to redeem all the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed. The Trustee will have no obligation to monitor, or otherwise inquire into, the status of the Chart Merger.

(b) In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than 10 business days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth business day following the date of such notice to the Trustee unless some longer minimum period may be required by the Depositary, together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of the Notes, which notice shall be provided to the Trustee with sufficient time to allow the Trustee to deliver such notice to holders at least 10 days prior to the Special Mandatory Redemption Date (which is understood to mean at least three business days prior to the date on which the notice must be sent). The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the Depositary’s procedures) such notice of Special Mandatory Redemption to each registered holder of the Notes.

(c) On or before the Special Mandatory Redemption Date, the Company will pay to the Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

(d) Failure to make the Special Mandatory Redemption, if required in accordance with the terms described above, will constitute an Event of Default with respect to the Notes.

(e) [reserved]

(f) Upon the consummation of the Chart Merger, the foregoing provisions regarding Special Mandatory Redemption will cease to apply. For the purposes of the foregoing, the Chart Merger will be deemed consummated if “Closing” under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Company.

(g) For purposes of the foregoing discussion, the following definition applies:

(1) “Chart” means Chart Industries, Inc., a Delaware corporation.

(2) “Chart Merger” means the transaction pursuant to which Merger Sub (as defined below) will merge with and into Chart, with Chart surviving the Merger as a wholly owned subsidiary of Parent Guarantor.

(3) “Merger Agreement” means the Agreement and Plan of Merger, dated July 28, 2025, by and among Parent Guarantor, Chart and Tango Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent Guarantor (“Merger Sub”), as it may be amended from time to time.

SECTION 2.07. Redemption for Tax Reasons. (a) If, as a result of any change in, or amendment to, the laws of the United States or the official interpretation thereof that is announced or becomes effective on or after March 11, 2026 , the Issuers become or, based upon a written opinion of independent counsel selected by the Issuers, will become obligated to pay Additional Amounts (as defined in Section 2.08) with respect to the Notes, then the Issuers may at any time at their option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 60 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

SECTION 2.08. Payment of Additional Amounts. (a) The Issuers shall, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net payment by the Issuers or a Paying Agent of the principal, premium and interest with respect to the Notes to a holder that is not a United States person (as defined herein), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts will not apply:

(1) to any tax, assessment or other governmental charge that would not have been imposed but for the holder, a fiduciary, settlor, beneficiary, member or shareholder of the holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

(A) being or having been present in, or engaged in a trade or business in, the United States, being treated as having been present in, or engaged in a trade or business in, the United States, or having or having had a permanent establishment in the United States;

(B) having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes or the enforcement of any rights under the Indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

(C) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

(D) being or having been a “10-percent shareholder,” as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, of BHH LLC; or

(E) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Issuers or a Paying Agent from the payment;

(5) to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(6) to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(7) to any tax, assessment or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(8) any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(9) any tax, assessment or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(10) any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(11) in the case of any combination of items (1) through (11).

(b) Except as specifically provided under this Section 2.08, the Company will not be required to pay additional amounts in respect of any tax, assessment or other governmental charge. References in this prospectus supplement and the accompanying prospectus to any payment on the Notes include the related payment of additional amounts, as applicable.

(c) As used under this Section 2.08 and under Section 2.07, the term “United States” means the United States of America, any state thereof, and the District of Columbia, and the term “United States person” means (i) any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person for U.S. federal income tax purposes), (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) any trust if a U.S. court can exercise primary supervision over the administration of the trust and one or more United States persons can control all substantial trust decisions, or if a valid election is in place to treat the trust as a United States person.

SECTION 2.09. No Sinking Fund or Holder Redemption Right. The Notes shall not have the benefit of or be subject to any sinking fund requirement and shall not be subject to redemption at the option of the Holders.

SECTION 2.10. Forms of Notes. (a) Forms Generally. 2030 Notes issued in global form shall be substantially in the form of Exhibit A attached hereto, 2034 Notes issued in global form shall be substantially in the form of Exhibit B attached hereto, 2038 Notes issued in global form shall be substantially in the form of Exhibit C attached hereto and 2046 Notes issued in global form shall be substantially in the form of Exhibit D attached hereto. 2030 Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto, 2034 Notes issued in definitive form shall be substantially in the form of Exhibit B attached hereto, 2038 Notes issued in definitive form shall be substantially in the form of Exhibit C attached hereto and 2046 Notes issued in definitive form shall be substantially in the form of Exhibit D attached hereto (but, in each case, without the Global Security Legend thereon and without the Schedule of Exchanges of Interests in the Global Security attached thereto).

(b) Initial Securities. The Initial Securities shall initially be issued and authenticated solely in the form of Global Securities (as more fully set forth below).

(c) Global Securities. Each Global Security shall represent such of the outstanding Notes as shall be specified therein, and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. In the event of any increase or decrease in the aggregate principal amount of outstanding Notes represented by any Global Security, the Trustee, in accordance with instructions given by the Holder thereof as required by Article IV, shall endorse such Global Security to reflect such increase or decrease and the Security Registrar shall also reflect on the Security Register the date and amount of any such increase or decrease.

(d) Definitive Securities. Notwithstanding any other provision of this Article II, any issuance of Definitive Securities shall not occur, and owners of beneficial interests in Global Securities shall not be entitled to receive Definitive Securities in exchange therefor, until a Definitive Securities Issuance Date shall occur in the specific circumstances set forth in Section 4.01.

SECTION 2.11. Additional Securities. (a) The Issuers shall be entitled at any time or from time to time to issue: (i) 2030 Additional Securities that have identical terms as the 2030 Initial Securities, (ii) 2034 Additional Securities that have identical terms as the 2034 Initial Securities, (iii) 2038 Additional Securities that have identical terms as the 2038 Initial Securities and (iv) 2046 Additional Securities that have identical terms as the 2046 Initial Securities, in each case, except for the issue date, issue price and the date from which interest shall accrue.

(b) With respect to any Additional Securities, the Company Order referred to in Section 2.02(c) shall specify the issue price and the issue date of such Additional Securities, including the date from which interest shall accrue and the first Interest Payment Date therefor.

(c) Additional Securities issued before the Definitive Securities Issuance Date shall be issued solely in the form of Global Securities; and any Additional Securities issued from and after the Definitive Securities Issuance Date shall be issued solely in the form of Definitive Securities.

SECTION 2.12. Defeasance and Covenant Defeasance. For the avoidance of doubt, the provisions of Section 1302 and Section 1303 of the Indenture with respect to Defeasance of the Securities of a series and Covenant Defeasance of the Securities of a series, respectively, shall be applicable to the Notes. In the case of Defeasance or Covenant Defeasance of the Securities, the Co-Obligor will be released to the same extent as the Company.

SECTION 2.13. Depositary. With respect to the Global Securities, the Issuers shall appoint a common depositary of Clearstream and Euroclear, which initially shall be The Bank of New York Mellon, London Branch, its nominees and all respective successors thereto appointed as common depositary hereunder and having become such pursuant to the applicable provision of this Eighth Supplemental Indenture.

SECTION 2.14. Other Terms and Form of the Notes. The Notes shall have and be subject to such other terms as provided in the Original Indenture and this Eighth Supplemental Indenture. The 2030 Notes, the 2034 Notes, the 2038 Notes and the 2046 Notes and, in each case, the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, respectively, hereto, which are hereby incorporated in and expressly made a part of this Eighth Supplemental Indenture.

SECTION 2.15. Applicability. The provisions of this Article II shall apply only to the Notes. Section 202, Section 203 and Section 205 of the Original Indenture are replaced and restated, solely for purposes of the Notes, by Section 2.07(a) herein and Exhibit A, Exhibit B, Exhibit C and Exhibit D hereto.

SECTION 2.16. Paying Agents. The Company may add, replace or terminate any Paying Agent from time to time. The Company may act as Paying Agent. The Company shall notify the Trustee of changes in any paying agent. The Company hereby appoints The Bank of New York Mellon, London Branch, to act as initial Paying Agent under this Eighth Supplemental Indenture, and The Bank of New York Mellon, London Branch hereby accepts such appointment pursuant to, and in accordance with, the terms contained herein.

ARTICLE III

Amendments and Supplements to Certain Sections of the Original Indenture

SECTION 3.01. SEC Reports; Financial Information. So long as any Notes remain outstanding, the Parent Guarantor will file or cause to file with the Trustee copies, within 15 days after the Parent Guarantor has filed the same with the SEC, of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Parent Guarantor may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act. The Parent Guarantor shall also comply with Section 314(a) of the Trust Indenture Act. Any document or report that the Parent Guarantor has filed with the SEC and that is publicly accessible on the SEC’s EDGAR system will be deemed filed with the Trustee and transmitted to the Holders for purposes of this Eighth Supplemental Indenture.

SECTION 3.02. Restriction on Liens; Restriction on Sale and Lease-Back Transactions. (a) So long as any of the Notes remain outstanding, subject to Section 3.02(c) below, the Company will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (“debt”) if that debt is secured by a mortgage on any Principal Property, or on any shares of stock or indebtedness of any Restricted Subsidiary (whether the Principal Property, shares of stock or indebtedness is owned at or acquired after March 11, 2026), without in any such case effectively providing that the Notes shall be secured equally and ratably with or prior to such debt until such time as such debt is no longer so secured by such mortgage. This restriction, however, shall not apply to: (i) mortgages on property of any corporation or other

Person existing at the time such corporation or other Person becomes a Restricted Subsidiary; (ii) mortgages on property of a corporation or other Person existing at the time that corporation or other Person is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, transfer, conveyance or the disposition of all or substantially all of the properties or assets of that corporation or other Person to the Company or a Restricted Subsidiary; (iii) mortgages on any property the Company or any Restricted Subsidiary acquires, constructs, develops, expands or improves that secure debt issued, assumed or guaranteed (or issued, assumed or guaranteed pursuant to a commitment entered into) prior to, at the time of or within 12 months after the acquisition or completion of construction, development, expansion or improvement of the property (or, in the case of property constructed, developed, expanded or improved, if later, the commencement of commercial operation of the property) for the purpose of financing all or any part of the purchase price of the property or the cost of the construction or improvement (together with, in the case of construction, development, expansion or improvement, mortgages on property previously owned by the Company or any Restricted Subsidiary to the extent constituting unimproved real property on which the property being constructed, developed or expanded or the improvement is located); (iv) mortgages securing debt owing by the Company or any Restricted Subsidiary to the Company or another Restricted Subsidiary; (v) mortgages on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure any debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction, development, expansion or improvement of the property subject to such mortgages or to secure partial, progress, advance or other payments pursuant to the provisions of any contracts, statute, law, rule or regulation; (vi) mortgages incurred in connection with pollution control, industrial revenue or similar financings; (vii) mortgages incurred or deposits made (including mortgages and deposits securing letters of credit or similar financial assurance) to secure the performance of or in connection with bids, tenders, statutory, governmental or private contractual or other obligations, surety, performance, completion, appeal or similar bonds, leases, return-of-money bonds and other obligations similar to any of the foregoing, in each case in the ordinary course of business; (viii) mortgages arising by operation of law, including but not limited to mortgages for taxes, assessments or similar charges that are not yet due or the validity of which is being contested in good faith by appropriate proceedings; (ix) mortgages existing at the Issue Date; (x) mortgages on inventory to secure current liabilities of debt; and (xi) any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any mortgage referred to in the clauses immediately above if the amount of debt secured by the extended, renewed or replacement mortgage does not exceed the amount of the debt refinanced (plus accrued interest and premiums with respect thereto) plus transaction expenses related thereto and such mortgage is limited to the property secured by the original mortgage plus improvements thereon.

(b) So long as any of the Notes remain outstanding, subject to Section 3.02(c) below, the Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction of any Principal Property unless (i) the Company or such Restricted Subsidiary would be entitled to issue, assume or guarantee debt secured by a mortgage upon the Principal Property involved in an amount at least equal to the Attributable Debt for that transaction without equally and ratably securing the Notes, (ii) an amount in cash equal to the Attributable Debt for that transaction is applied prior to, at the time of or within 12 months after that transaction to the retirement of Notes or other debt of the Company or debt of a Restricted Subsidiary, which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than 12 months after its creation and which, in the case of such debt of the Company, is not subordinate in right of payment to the Notes or (iii) prior to, at the time of or within 12 months after such transaction, the Company or a Restricted Subsidiary uses an amount equal to the Attributable Debt for the purchase of any asset or any interest in an asset which would qualify, after purchase, as a Principal Property. This Section 3.02(b) does not apply to any Sale and Leaseback Transaction (i) entered into in connection with an industrial revenue, pollution control or similar financing or any Sale and Leaseback Transaction or (ii) in which the only parties involved are the Company and any Subsidiary or Subsidiaries. When calculating the amount of Attributable Debt, any Attributable Debt for these Sale and Leaseback Transactions will be excluded.

(c) In addition to the exceptions set forth under Sections 3.02(a) and 3.02(b) above, the Company and any Restricted Subsidiary may incur debt secured by mortgages and enter into additional Sale and Leaseback Transactions otherwise prohibited by (and not permitted under the exceptions to) Sections 3.02(a) or 3.02(b) above as long as the total of such debt secured by mortgages plus the Attributable Debt in respect of such Sale and Leaseback Transactions does not exceed 10% of Consolidated Net Worth.

SECTION 3.03. Applicability. The covenants set forth in Sections 3.01 and 3.02 are applicable only to the Securities of each series of Notes established under this Eighth Supplemental Indenture and are solely for the benefit of the Holders of the Notes. Section 704 of the Original Indenture is replaced and restated, solely for purposes of the Notes established under this Eighth Supplemental Indenture, by Section 3.01 herein.

ARTICLE IV

Transfer and Exchange

SECTION 4.01. Transfer and Exchange of Global Securities; Limited Rights of Beneficial Owners. (a) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1) Each Global Security authenticated under this Eighth Supplemental Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Note for all purposes of the Indenture.

(2) Notwithstanding any other provision in the Original Indenture or this Eighth Supplemental Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless:

(A) such Depositary has notified the Issuers that it (i) is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, or

(B) the Issuers have executed and delivered to the Trustee a Company Order stating that such Global Security shall be exchanged in whole for Definitive Securities.

In addition to the foregoing clauses (A) and (B), if an Event of Default with respect to the Notes of a series has occurred and is continuing, a Holder of the Notes of such series may request and the Issuers shall issue Definitive Securities registered in such Holder’s name representing such Holder’s beneficial interest in the Global Security representing such series of Notes. If the Issuers receive a notice of the kind specified in clause (A) above, the Issuers may, in their sole discretion, designate a successor Depositary for such Global Security within 90 days after receiving such notice. If the Issuers designate a successor Depositary as aforesaid, such Global Security shall promptly be exchanged in whole for one or more other Global Securities registered in the name of the successor Depositary, whereupon such designated successor shall be the Depositary for such successor Global Security or Global Securities and the provisions of clauses (1), (2), (3) and (4) of this provision shall continue to apply thereto.

(3) Subject in all cases to clause (2) above, any exchange of a Global Security for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to Section 304, 306, 906 or 1107 of the Original Indenture or this Article IV or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless upon a Definitive Securities Issuance Date such Note is issued as a Definitive Security.

(b) Upon the date 90 days after the Issuers have received notice from the Depositary pursuant to Section 4.01(a)(2)(A) and have not appointed a successor Depositary or have delivered a Company Order to the Trustee pursuant to Section 401(a)(2)(B) or, in either case, such earlier date as the Issuers elects by written notice to the Trustee (the “Definitive Securities Issuance Date”), (x) the Issuers shall promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons; (y) the Issuers shall execute, and upon a Company Order the Trustee shall authenticate and deliver, Definitive Securities in a like aggregate principal amount as the outstanding Global Securities registered, Definitive Securities in such names and authorized denominations as the Depositary shall instruct the Security Registrar in accordance with the Applicable Procedures; and (2) the Security Registrar shall cause the aggregate principal amount of such outstanding Global Securities to be reduced to zero pursuant to Section 4.07. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered. Neither the Issuers nor the Security Registrar will be liable for any delay by the Depositary in identifying the owners of beneficial interests in a Global Security, and each of the Issuers and the Security Registrar may conclusively rely on, and will be protected in relying on, instructions from the Depositary for all purposes of the Indenture.

(c) The Issuers, the Trustee and every Person who takes or holds any beneficial interest in a Global Security agree that:

(1) the Issuers and the Trustee may deal with the Depositary as sole owner of the Global Security and as the authorized representative of such Person;

(2) such Person’s rights in the Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the Depositary and/or Participants and Indirect Participants of the Depositary;

(3) the Depositary and its participants make book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with the Applicable Procedures of the Depositary;

(4) none of the Issuers, the Trustee nor any agent of the Issuers or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; and

(5) notwithstanding the foregoing, (x) subject to the provisions of Section 4.01(c)(2), the Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Participants and Indirect Participants and Persons that may hold interests through Participants and Indirect Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes; and (y) nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

SECTION 4.02. Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Eighth Supplemental Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Securities also shall require compliance with subparagraph (a) below as well as one or more of the other following provisions of this Article IV, as applicable:

(a) Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests, the transferor of such beneficial interest must deliver to the Security Registrar either:

(A) (i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) upon the Definitive Securities Issuance Date; both

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in Section 4.02(a)(B)(i) above.

(b) Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in the Indenture, the Notes or otherwise applicable under the Securities Act of 1933, as amended, the Trustee shall adjust the principal amount of each relevant Global Security pursuant to Section 4.07.

SECTION 4.03. No Transfer or Exchange of Beneficial Interests for Definitive Securities. Inasmuch as Definitive Securities will be issued only from and after a Definitive Securities Issuance Date in the limited circumstances specified in clause (2) of Section 4.01(a) whereby Notes are no longer to be represented by Global Securities, other than as and to the extent specified in Section 4.01, any holder of a beneficial interest in a Global Security will not be entitled to exchange such beneficial interest for a Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security.

SECTION 4.04. No Transfer and Exchange of Definitive Securities for Beneficial Interests. Inasmuch as Definitive Securities will be issued only from and after a Definitive Securities Issuance Date in the limited circumstances specified in clause (2) of Section 4.01(a) whereby Notes are no longer to be represented by Global Securities, the Holder of a Definitive Security will not be entitled to exchange such Definitive Security for a beneficial interest in a Global Security.

SECTION 4.05. Transfer and Exchange of Definitive Securities for Definitive Securities. From and after any Definitive Securities Issuance Date, upon request by a Holder of Definitive Securities and such Holder’s compliance with the provisions of this Section 4.05, the Security Registrar shall register the transfer of, in the name of the designated transferee or transferees, one or more new Definitive Securities, or exchange Definitive Securities for other Definitive Securities, in each case, of any authorized denominations and of like aggregate principal amount. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Securities to be transferred or exchanged duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed, by the Holder thereof or such Holder’s attorney duly authorized in writing.

A Holder of Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of a Definitive Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Definitive Security pursuant to the instructions from the Holder thereof.

SECTION 4.06. Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued (and all Securities issued in exchange therefor or substitution thereof) under this Eighth Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Eighth Supplemental Indenture:

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITY REGISTRAR MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE IV OF THE EIGHTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 4.07 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND SECTION 309 OF THE ORIGINAL INDENTURE.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (WHICH SHALL INITIALLY BE THE BANK OF NEW YORK MELLON, LONDON BRANCH) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

SECTION 4.07. Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 309 of the Original Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities:

(x) the Security Registrar shall reflect on the Security Register for the Notes the date and a corresponding decrease in the principal amount of such Global Security;

(y) the principal amount of Notes represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee to reflect such reduction; and

(z) if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, (1) the Security Registrar shall reflect on the Security Register for the Notes the date and a corresponding increase in the principal amount of such other Global Security and (2) such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee to reflect such increase.

SECTION 4.08. General Provisions Relating to Transfers and Exchanges. (a) To permit registrations of transfer and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Securities and Definitive Securities at the Security Registrar’s request in accordance with provisions providing for such registrations of transfer and exchange in this Article IV and Sections 304, 306, 906 and 1107 of the Original Indenture.

(b) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 306, 906 or 1107 of the Original Indenture or Article IV of this Eighth Supplemental Indenture not involving any transfer.

(c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(d) If Notes of a series are to be redeemed in whole or in part, the Issuers shall not be required (A) to issue, register the transfer of or exchange any Notes of such series during a period beginning at the opening of business 15 days before the day of selection of any such Notes for redemption in part under Section 1103 of the Original Indenture and ending at the close of business on the day of such selection, or (B) to register the transfer of or exchange any Note of such series so selected for redemption in whole or in part, except the unredeemed portion of any Note of such series being redeemed in part.

(e) Prior to due presentment of a Note for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and any premium and (subject to Section 307 of the Original Indenture) any interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuers, the Trustee nor any agent of the Issuers or the Trustee shall be affected by notice to the contrary.

(f) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Article IV to effect a transfer or exchange may be submitted by facsimile or electronic (i.e., “pdf” or “tif”) transmission.

(g) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Eighth Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Global Security or Definitive Security other than to require delivery of such certificates and other documentation or evidence as is expressly required by, and to do so if and when expressly required by the terms of, this Eighth Supplemental Indenture, and to examine the same to determine substantial compliance as to conformity with the express requirements hereof.

(h) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

SECTION 4.09. Applicability. The provisions of this Article IV shall apply in lieu of the second through eighth paragraphs of Section 305 of the Original Indenture and shall apply only to the Notes.

ARTICLE V

Supplemental Indentures

SECTION 5.01. Supplemental Indentures Without Consent of Holders. Solely for purposes of each series of Notes, Section 901(10) of the Original Indenture is replaced in its entirety with the following:

“(10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

(11) to add a guarantee to the Notes of any series;

(12) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

(13) to make changes to provide for the issuance of Additional Securities in accordance with the Indenture;

(14) (A) to make changes or waivers that do not adversely affect the Notes of any series, even if they affect other debt securities and (B) to make changes that would not adversely affect the Notes of any series in any material respect; or

(15) to conform the text of the Indenture or the terms of the applicable series of Notes (as defined in the Eighth Supplemental Indenture) to the “Description of the Notes” in the Issuers’ prospectus supplement dated March 5, 2026 to the extent that such provision in that “Description of the Notes” was intended to be a verbatim recitation of a provision of the Indenture or the applicable series of Notes.”

The provisions set forth above are applicable only to the Notes established under this Eighth Supplemental Indenture and are solely for the benefit of the Holders of the Notes. Section 901(10) of the Original Indenture is replaced and restated, solely for purposes of the Notes established under this Eighth Supplemental Indenture, by this Section 5.01 herein.

ARTICLE VI

Guarantee

SECTION 6.01. The Guarantee. Subject to the provisions of this Article 6, the Parent Guarantor hereby fully and unconditionally guarantees the due and punctual payment of the principal of (and premium, if any) and interest on, and any other amounts payable under the Indenture and the Notes, when and as the same shall become due and payable, whether at maturity, a specified payment date, upon acceleration, redemption or otherwise, according to the terms thereof (the “Guarantee”). In the case of any failure by the Issuers (which term includes any successor Person under the Original Indenture) to make punctually any such payment of the principal of and, premium, if any, and interest on and any other amounts payable in respect of the Notes, the Parent Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, a specified payment date, upon acceleration, redemption or otherwise, according to the terms thereof, and as if such payment were made by the Parent Guarantor.

SECTION 6.02. Ranking. The Guarantee shall be the Parent Guarantor’s senior unsecured obligation and shall rank equally in right of payment with all of its other senior and unsecured debt obligations.

SECTION 6.03. Guarantee Unconditional. The Parent Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by: any invalidity, irregularity, illegality or unenforceability of any series of Notes, any incapacity or lack or limitations of powers, authority of the Issuers or of the Issuers’ directors, officers, employees, agents or representatives; any failure to enforce the provisions of any of the Notes; any waiver, modification, release, discharge or indulgence granted to the

Issuers with respect thereto, by the holder of any of the Notes; the entry of any judgment against the Issuers; the initiation or pendency of any proceedings with respect to the Issuers under any applicable bankruptcy, liquidation, insolvency, reorganization or other similar law; or any other circumstance that may otherwise constitute a legal defense of, or equitable discharge to, the Parent Guarantor; provided, however, that no such waiver, modification or indulgence shall, without the consent of the Parent Guarantor, increase the principal of any Note, or increase the premium, if any, or the interest rate thereon or alter the maturity date thereof.

SECTION 6.04. Waiver by Parent Guarantor; Discharge Only Upon Payment in Full. Provided that any Holder of Notes shall have made a request (oral or written) to the Issuers for payment (which procedural requirement to make such a request shall not apply in the event of the initiation or pendency of any proceedings with respect to the Issuers under any applicable bankruptcy, liquidation, insolvency, reorganization or other similar law), the Parent Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest or notice with respect to any or all Notes or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, and premium, if any, and interest on and other amounts payable in respect of the Note. A Holder need not exhaust any recourse that it may have against the Issuers or other Persons before being entitled to full payment from the Parent Guarantor under the Guarantee.

SECTION 6.05. Payment Guarantee. The Guarantee is a guarantee of payment and not of collection.

SECTION 6.06. Subrogation. The Parent Guarantor shall be subrogated to all rights of the Holder of any Note against the Issuers in respect of any amounts paid to such Holder by the Parent Guarantor pursuant to the provisions of the Guarantee; provided, however, that the Parent Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and, premium, if any, and interest on and any other amounts payable in respect of any Note shall have been paid in full.

SECTION 6.07. Reinstatement. If any Holder is required by any court or otherwise to return to the Issuers or the Parent Guarantor (or any trustee, liquidator, custodian or other similar official acting in relation to either the Issuers or the Parent Guarantor) any amount paid by the Issuers or the Parent Guarantor to such Holder, the Guarantee shall be reinstated in full force and effect to the extent theretofore discharged.

SECTION 6.08. Notation of Guarantee Not Required. The Parent Guarantor acknowledges that the Guarantee shall remain in full force and effect notwithstanding the absence on any Note of a notation relating to the Guarantee.

SECTION 6.09. Release of the Parent Guarantor.

(a) The Parent Guarantor’s obligations under the Guarantee shall terminate and be automatically released without the need for any action by any party: (i) upon satisfaction and discharge of the Original Indenture pursuant to Article IV of the Original Indenture; (ii) upon the liquidation or dissolution of the Parent Guarantor; or (iii) upon Parent Guarantor consolidating with, merging into or transferring all or substantially all of its properties or assets to the Company or another guarantor of the Notes.

(b) Upon delivery by the Issuers to the Trustee of an Officers’ Certificate and an Opinion of Counsel to the foregoing effect and reasonably satisfactory to the Trustee, the Trustee shall execute any documents (in form and substance reasonably satisfactory to the Trustee) reasonably required in order to evidence the release of the Parent Guarantor pursuant to this Section 2.09 from its obligations under the Guarantee.

SECTION 6.10. Benefits Acknowledged. The Parent Guarantor acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Guarantee and that the Guarantee and waivers made by the Parent Guarantor pursuant to the Guarantee are knowingly made in contemplation of such benefits.

SECTION 6.11. Obligations Under Indenture. For the avoidance of doubt, the Parent Guarantor shall not be bound by any obligations or covenants under the Original Indenture except as set forth in this Eighth Supplemental Indenture or as otherwise required by the Trust Indenture Act.

ARTICLE VII

Paying Agent Matters

SECTION 7.01. Rights of Paying Agent. In connection with acting hereunder, the Paying Agent shall be entitled to the rights, protections, benefits, immunities and indemnities provided to the Trustee and set forth in the Indenture. For the avoidance of doubt, the provisions of Section 607 of the Indenture shall apply mutatis mutandis to the Paying Agent.

SECTION 7.02. [RESERVED]

SECTION 7.03. Withholding. The Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes pursuant to the Indenture for or on account of any present or future taxes, duties, assessments or government charges if and to the extent so required by applicable law, in which event the Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted.

SECTION 7.04. Notice. Any request, demand, authorization, direction, notice, consent, waiver or other documents provided or permitted by the Indenture to be made upon given or furnished to or filed with the Paying Agent by the Trustee or the Company be made, furnished or filed in writing and delivered by mail or email to The Bank of New York Mellon, London Branch, 160 Queen Victoria Street, London, England, EC4V 4LA, Attention: Corporate Trust Administration, e-mail: lisa.mccants@bny.com or such other address as the Paying Agent may provide to the Trustee and the Company from time to time. All notices hereunder shall be effective when actually received by the recipient, except that a communication actually received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

SECTION 7.05. Resignation and Removal; Appointment of Successor. No resignation or removal of the Paying Agent shall become effective until the acceptance of appointment by the successor Paying Agent. The Paying Agent may resign at any time, other than on a day during the 45 day period preceding any payment date for the Notes upon 45 days’ prior written notice to the Company. The Company may remove the Paying Agent at any time upon 45 days’ written notice (or such lessor period of time as may be mutually agreed by the Paying Agent and the Company). Upon effective of the resignation or removal of the Paying Agent and the appointment of successor, following payment of any outstanding fees and expenses of the Paying Agent, the outgoing Paying Agent shall, at the Company’s instruction, deliver to the successor, the Company or the Trustee, all Notes (if any) and cash (if any) belonging to the Company and provide information regarding the status of any outstanding Notes as reasonably requested by the Company or the Trustee.

SECTION 7.06. General. Notwithstanding anything to the contrary contained herein:

(a) In acting under the Indenture, the Paying Agent shall not (i) be under any fiduciary duty towards any Person, (ii) be responsible for or liable in respect of the authorization, validity or legality of any Note amount paid by it hereunder (except to the extent that any such liability resulted from the Paying Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment), (iii) be under any obligation towards any Person other than the Trustee and Company or (iv) assume any relationship of agency or trust for or with any Holder.

(b) The Paying Agent shall not exercise any lien, right of set-off or similar claim against any Holder of a Note in respect of moneys payable by it under the Indenture, except to the extent permitted by Section 6.07 of the Indenture.

(c) The Paying Agent shall be obligated to perform only such duties as are specifically set forth in the Indenture and in the Notes, and no implied duties or obligations shall be read into the Indenture or the Notes against the Paying Agent.

(d) In no event will the Paying Agent be responsible or liable for any failure or delay in the performance of its obligations under the Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, acts of God; earthquakes; fire; flood; terrorism; civil unrest, wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services or of any failure or delay in any clearing system; accidents; labor disputes; acts of civil or military authority.

(e) In no event shall the Paying Agent be liable for special, indirect, punitive, incidental, consequential or other similar loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f) The Paying Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of the Indenture; provided, that in the event that the Paying Agent shall exercise its right not to act pursuant to this clause (f), the Paying Agent shall promptly notify the Company and the Trustee and seek additional instructions that comply with the terms of the Indenture.

(g) The Paying Agent may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(h) The Paying Agent shall not be liable for any error of judgment made in good faith by it, unless it shall be proved that the Paying Agent was negligent in ascertaining the pertinent facts.

(i) If the Paying Agent considers in its reasonable judgment that the amounts actually received by it pursuant to the Indenture are insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, the Paying Agent will promptly notify the Company and the Trustee and until such time as the Paying Agent has received the full amount of all such payments, the Paying Agent shall not be obligated to pay any such claims.

(j) The Paying Agent shall be entitled to take any action or to refuse to take any action which the Paying Agent regards as necessary for the Paying Agent to comply with any applicable law, regulation, fiscal requirement, court order, or the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system.

(k) The Paying Agent shall not have any responsibility or obligation to any beneficial owner of a Note, participant or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. The rights of beneficial owners in the Notes shall be exercised only through the Depositary subject to its applicable procedures. The Paying Agent shall have not any responsibility or liability for any acts or omissions of the Depositary with respect to such Note, for the records of any such Depositary, including records in respect of beneficial ownership interests in respect of any such Note, for any transactions between the Depositary and any participant or between or among the Depositary, any such participant and/or any holder or owner of a beneficial interest in such Note, or for any transfers of beneficial interests in any such Note.

(l) Any funds held by the Paying Agent hereunder are held as banker and are not subject to the client money rules of the United Kingdom’s Financial Conduct Authority.

SECTION 7.07. Indemnity. The Company shall indemnify, defend and hold harmless the Paying Agent, or any predecessor Paying Agent, and their respective officers, directors, employees, representatives and agents from and against, and reimburse the Paying Agent for, any and all claims, obligations, liabilities, losses, damages, penalties, stamp or other similar taxes (other than taxes based upon, measured by or determined by the income of the Paying Agent), actions, suits, judgments, reasonable costs and expenses (including reasonable attorney’s fees and expenses) of whatever kind or nature demanded, asserted or claimed against, or incurred by, the Paying Agent (whether demanded, asserted or claimed by any holder of a Note or any other Person), directly or indirectly relating to, or arising from, claims against the Paying Agent arising out of or in connection with the Indenture, the Notes, the administration of the transactions contemplated thereby (including disputes between the parties or enforcement of the Indenture, including this Eighth Supplemental Indenture), of the performance of its duties under the Indenture, including reasonable attorneys’ and consultants’ fees and expenses and court costs, except to the extent caused by the Paying Agent’s gross negligence or willful misconduct. The indemnity contained in this Section 7.07 shall survive the termination for any reason or expiry of this Eighth Supplemental Indenture, the payment in full of the Notes and the resignation or removal of the Paying Agent.

SECTION 7.08. Compensation. The Company will pay to the Paying Agent the compensation, fees and expenses in respect of the Paying Agent’s services as separately agreed in writing from time to time with the Paying Agent. The Company will reimburse the Paying Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Paying Agent in accordance with any provision of the Indenture (including the compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ), together with any applicable value added tax and stamp, issue, or other documentary taxes and duties (including any interest and penalties thereon or in connection therewith). The terms of this Section 7.08 shall survive the termination for any reason or expiry of this Eighth Supplemental Indenture, the payment in full of the Notes and the resignation or removal of the Paying Agent.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Ratification of Original Indenture; Eighth Supplemental Indenture Part of Original Indenture. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Eighth Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder of Notes shall be bound hereby.

SECTION 8.02. Concerning the Trustee. The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Eighth Supplemental Indenture or of the Notes. At all times the Trustee shall comply with all applicable requirements of the Trust Indenture Act.

SECTION 8.03. Counterparts. This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of copies of this Eighth Supplemental Indenture and of signature pages by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Eighth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be deemed to be their original signatures for all purposes of this Eighth Supplemental Indenture as to the parties hereto and may be used in lieu of the original. Signatures by facsimile or electronic transmission shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to accept electronic signatures in any form or in any format unless expressly agreed to by such Trustee pursuant to procedures approved by such Trustee.

SECTION 8.04. Governing Law. THIS EIGHTH SUPPLEMENTAL INDENTURE, THE GUARANTEE AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, INCLUDING THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEABILITY THEREOF, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 8.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 8.06. Benefits under Eighth Supplemental Indenture, etc. Nothing in this Eighth Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this Eighth Supplemental Indenture or the Notes.

SECTION 8.07. Successors. All agreements of the Issuers in this Eighth Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Eighth Supplemental Indenture shall bind its successor.

SECTION 8.08. Scope of Supplemental Indenture. The changes, modifications and supplements to the Original Indenture effected by this Eighth Supplemental Indenture shall be applicable only with respect to, and shall only govern the terms of, and shall be deemed expressly included in this Eighth Supplemental Indenture solely for the benefit of, the Notes which may be issued from time to time, and shall not apply to any other Securities that may be issued under the Original Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

SECTION 8.09. Execution of Securities. The first paragraph of Section 303 of the Original Indenture is replaced and restated, solely for purposes of the Notes, as follows: “The Securities shall be executed on behalf of the Company and the Co-Obligor by their respective President or a Vice President (regardless of vice presidential designation) (or any other officer of the Company or the Co-Obligor designated in writing by or pursuant to authority of the respective Boards of Directors (or comparable governing body) and delivered to the Trustee from time to time), thereon attested by their respective Secretary or Assistant Secretary. The signature of any of these officers on the Securities may be manual, by facsimile or electronic transmission. Signatures by facsimile or electronic transmission shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to accept electronic signatures in any form or in any format unless expressly agreed to by such Trustee pursuant to procedures approved by such Trustee.”

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Eighth Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

BAKER HUGHES HOLDINGS LLC

By:	/s/ Daniel Horton
Name: Daniel Horton
Title: Vice President, Treasurer

BAKER HUGHES CO-OBLIGOR, INC.

By:	/s/ Benjamin Leibman
Name: Benjamin Leibman
Title: Vice President

BAKER HUGHES COMPANY

By:	/s/ Daniel Horton
Name: Daniel Horton
Title: Vice President, Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:	/s/ Terence Rawlins
Name: Terence Rawlins
Title: Vice President

THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS PAYING AGENT

By:	/s/ Agnieszka Gozdz
Name: Agnieszka Gozdz
Title: Authorised Signatory

[Signature Page to Eighth Supplemental Indenture]

EXHIBIT A

FACE OF SECURITY

GLOBAL SECURITY LEGEND

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITY REGISTRAR MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE IV OF THE EIGHTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 4.07 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND SECTION 309 OF THE ORIGINAL INDENTURE.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (WHICH SHALL INITIALLY BE THE BANK OF NEW YORK MELLON, LONDON BRANCH) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.*

*	These paragraphs should be included only if the Security is a Global Security.

1

BAKER HUGHES HOLDINGS LLC

BAKER HUGHES CO-OBLIGOR, INC.

3.226% Senior Notes due 2030

No.	€

CUSIP No.

ISIN No.

Common Code:

BAKER HUGHES HOLDINGS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), and BAKER HUGHES CO-OBLIGOR, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Co-Obligor”, which term includes any successor Person under the Indenture hereinafter referred to, and, together with the Company, the “Issuers”), for value received, hereby jointly and severally promise to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, as Common Depository for Euroclear and/or Clearstream, or registered assigns, the principal sum of euro [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Interests in the Global Security attached to this Security]** on March 11, 2030, and to pay interest thereon from March 11, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on March 11 in each year, commencing March 11, 2027, and at the Maturity thereof, at the rate of 3.226% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Subject to the terms of the Indenture, this Security is fully and unconditionally guaranteed as to all payments due hereon whether at Maturity, by acceleration, redemption, repayment or otherwise by Baker Hughes Company (the “Parent Guarantor”) in accordance with the terms of set forth in Article IV of the Indenture.

**	To be included only if the Security is a Global Security.

2

Payment of the principal of (and premium, if any) and any such interest on this Security will be made (x) if this Security is a Global Security, through the relevant Depositary or (y) if this Security is not a Global Security, at the corporate trust office of The Bank of New York Mellon, London Branch in London, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest that becomes payable on a day other than an Interest Payment Date, and in the case of clause (x) or clause (y), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least €1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Issuers shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the relevant Depositary as permitted in said Indenture. In accordance with Section 1002 of the Indenture, the “Place of Payment” with respect to this Security shall be London, England.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, facsimile or electronic transmission signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company and the Co-Obligor have caused this instrument to be duly executed.

BAKER HUGHES HOLDINGS LLC

By:
Name: Daniel Horton
Title: VP, Treasurer

BAKER HUGHES CO-OBLIGOR, INC.

By:
Name: Benjamin Leibman
Title: Vice President

BAKER HUGHES COMPANY, as parent guarantor

By:
Name: Daniel Horton
Title: VP, Treasurer

Attest:
Name:	Mitchell Athey
Title:	Executive Counsel & Assistant Corporate Secretary

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 11, 2026

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page to Global Note]

This Security is one of a duly authorized issue of senior securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 28, 2008, as supplemented by the Second Supplemental Indenture, dated July 3, 2017 (the “Second Supplemental Indenture”) and the Seventh Supplemental Indenture, dated as of December 31, 2023 (the “Seventh Supplemental Indenture”), and as further supplemented by the Eighth Supplemental Indenture (herein so called) thereto, dated as of March 11, 2026 (herein called the “Indenture”, which term shall have the meaning assigned to it in such Eighth Supplemental Indenture), among the Issuers, the Parent Guarantor, The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and The Bank of New York Mellon, London Branch, as the initial Paying Agent (herein called the “Paying Agent”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Parent Guarantor, the Trustee, the Paying Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the event of a conflict between the terms of the Indenture and the terms of this Security, the terms of the Indenture control. This Security is one of the series designated on the face hereof, the aggregate principal amount of which is not limited. The aggregate principal amount of Securities of this series authorized for issuance pursuant to the Indenture is limited to the €600,000,000 in aggregate principal amount of Securities of this series initially authorized for issuance on the Issue Date plus such additional amounts of Securities of this series as may be authorized for issuance from time to time thereafter in accordance with the provisions of the Indenture (except for Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the Indenture).

The Securities of this series are subject to redemption upon prior notice, as provided below, at any time, as a whole or in part, at the election of the Company as set forth in Section 2.05 of the Eighth Supplemental Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are also subject to a Special Mandatory Redemption, as set forth in Section 2.06 of the Eighth Supplemental Indenture. If (i) the Chart Merger is not consummated on or before the later of (x) July 28, 2026 and (y) the date that is five business days after the Outside Date (as defined in the Merger Agreement), (ii) prior to the Outside Date, the Merger Agreement is terminated or (iii) the Company notifies the Trustee under the indenture that the Parent Guarantor will not pursue consummation of the Chart Merger (any such event, a “Special Mandatory Redemption Event”), then the Company will be required to redeem all the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed. The Trustee will have no obligation to monitor, or otherwise inquire into, the status of the Chart Merger.

6

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared, or shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Parent Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, except as provided in Section 4.08(b) of the Eighth Supplemental Indenture.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security, the Guarantee and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY***

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Interest in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory

***	This Schedule should be included only if the Security is a Global Security.

9

EXHIBIT B

FACE OF SECURITY

GLOBAL SECURITY LEGEND

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITY REGISTRAR MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE IV OF THE EIGHTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 4.07 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND SECTION 309 OF THE ORIGINAL INDENTURE.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (WHICH SHALL INITIALLY BE THE BANK OF NEW YORK MELLON, LONDON BRANCH) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN. *

*	These paragraphs should be included only if the Security is a Global Security.

1

BAKER HUGHES HOLDINGS LLC

BAKER HUGHES CO-OBLIGOR, INC.

3.812% Senior Notes due 2034

No.	€

CUSIP No.

ISIN No.

Common Code:

BAKER HUGHES HOLDINGS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), and BAKER HUGHES CO-OBLIGOR, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Co-Obligor”, which term includes any successor Person under the Indenture hereinafter referred to, and, together with the Company, the “Issuers”), for value received, hereby jointly and severally promise to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, as Common Depository for Euroclear and/or Clearstream, or registered assigns, the principal sum of euro [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Interests in the Global Security attached to this Security]** on March 11, 2034, and to pay interest thereon from March 11, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on March 11 in each year, commencing March 11, 2027, and at the Maturity thereof, at the rate of 3.812% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Subject to the terms of the Indenture, this Security is fully and unconditionally guaranteed as to all payments due hereon whether at Maturity, by acceleration, redemption, repayment or otherwise by Baker Hughes Company (the “Parent Guarantor”) in accordance with the terms of set forth in Article IV of the Indenture.

**	To be included only if the Security is a Global Security.

2

Payment of the principal of (and premium, if any) and any such interest on this Security will be made (x) if this Security is a Global Security, through the relevant Depositary or (y) if this Security is not a Global Security, at the corporate trust office of The Bank of New York Mellon, London Branch in London, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest that becomes payable on a day other than an Interest Payment Date, and in the case of clause (x) or clause (y), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least €1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Issuers shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the relevant Depositary as permitted in said Indenture. In accordance with Section 1002 of the Indenture, the “Place of Payment” with respect to this Security shall be London, England.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, facsimile or electronic transmission signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company and the Co-Obligor have caused this instrument to be duly executed.

BAKER HUGHES HOLDINGS LLC

By:
Name: Daniel Horton
Title: VP, Treasurer

BAKER HUGHES CO-OBLIGOR, INC.

By:
Name: Benjamin Leibman
Title: Vice President

BAKER HUGHES COMPANY, as parent guarantor

By:
Name: Daniel Horton
Title: VP, Treasurer

Attest:
Name:	Mitchell Athey
Title:	Executive Counsel & Assistant Corporate Secretary

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 11, 2026

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page to Global Note]

This Security is one of a duly authorized issue of senior securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 28, 2008, as supplemented by the Second Supplemental Indenture, dated July 3, 2017 (the “Second Supplemental Indenture”) and the Seventh Supplemental Indenture, dated as of December 31, 2023 (the “Seventh Supplemental Indenture”), and as further supplemented by the Eighth Supplemental Indenture (herein so called) thereto, dated as of March 11, 2026 (herein called the “Indenture”, which term shall have the meaning assigned to it in such Eighth Supplemental Indenture), among the Issuers, the Parent Guarantor, The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and The Bank of New York Mellon, London Branch, as the initial Paying Agent (herein called the “Paying Agent”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Parent Guarantor, the Trustee, the Paying Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the event of a conflict between the terms of the Indenture and the terms of this Security, the terms of the Indenture control. This Security is one of the series designated on the face hereof, the aggregate principal amount of which is not limited. The aggregate principal amount of Securities of this series authorized for issuance pursuant to the Indenture is limited to the €900,000,000 in aggregate principal amount of Securities of this series initially authorized for issuance on the Issue Date plus such additional amounts of Securities of this series as may be authorized for issuance from time to time thereafter in accordance with the provisions of the Indenture (except for Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the Indenture).

The Securities of this series are subject to redemption upon prior notice, as provided below, at any time, as a whole or in part, at the election of the Company as set forth in Section 2.05 of the Eighth Supplemental Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are also subject to a Special Mandatory Redemption, as set forth in Section 2.06 of the Eighth Supplemental Indenture. If (i) the Chart Merger is not consummated on or before the later of (x) July 28, 2026 and (y) the date that is five business days after the Outside Date (as defined in the Merger Agreement), (ii) prior to the Outside Date, the Merger Agreement is terminated or (iii) the Company notifies the Trustee under the indenture that the Parent Guarantor will not pursue consummation of the Chart Merger (any such event, a “Special Mandatory Redemption Event”), then the Company will be required to redeem all the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed. The Trustee will have no obligation to monitor, or otherwise inquire into, the status of the Chart Merger.

6

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared, or shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Parent Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, except as provided in Section 4.08(b) of the Eighth Supplemental Indenture.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security, the Guarantee and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY***

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Interest in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory

***	This Schedule should be included only if the Security is a Global Security.

EXHIBIT C

FACE OF SECURITY

GLOBAL SECURITY LEGEND

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITY REGISTRAR MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE IV OF THE EIGHTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 4.07 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND SECTION 309 OF THE ORIGINAL INDENTURE.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (WHICH SHALL INITIALLY BE THE BANK OF NEW YORK MELLON, LONDON BRANCH) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN. *

*	These paragraphs should be included only if the Security is a Global Security.

1

BAKER HUGHES HOLDINGS LLC

BAKER HUGHES CO-OBLIGOR, INC.

4.193% Senior Notes due 2038

No.	€

CUSIP No.

ISIN No.

Common Code:

BAKER HUGHES HOLDINGS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), and BAKER HUGHES CO-OBLIGOR, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Co-Obligor”, which term includes any successor Person under the Indenture hereinafter referred to, and, together with the Company, the “Issuers”), for value received, hereby jointly and severally promise to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, as Common Depository for Euroclear and/or Clearstream, or registered assigns, the principal sum of euro [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Interests in the Global Security attached to this Security]** on March 11, 2038, and to pay interest thereon from March 11, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on March 11 in each year, commencing March 11, 2027, and at the Maturity thereof, at the rate of 4.193% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Subject to the terms of the Indenture, this Security is fully and unconditionally guaranteed as to all payments due hereon whether at Maturity, by acceleration, redemption, repayment or otherwise by Baker Hughes Company (the “Parent Guarantor”) in accordance with the terms of set forth in Article IV of the Indenture.

**	To be included only if the Security is a Global Security.

2

Payment of the principal of (and premium, if any) and any such interest on this Security will be made (x) if this Security is a Global Security, through the relevant Depositary or (y) if this Security is not a Global Security, at the corporate trust office of The Bank of New York Mellon, London Branch in London, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest that becomes payable on a day other than an Interest Payment Date, and in the case of clause (x) or clause (y), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least €1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Issuers shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the relevant Depositary as permitted in said Indenture. In accordance with Section 1002 of the Indenture, the “Place of Payment” with respect to this Security shall be London, England.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, facsimile or electronic transmission signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company and the Co-Obligor have caused this instrument to be duly executed.

BAKER HUGHES HOLDINGS LLC

By:
Name: Daniel Horton
Title: VP, Treasurer

BAKER HUGHES CO-OBLIGOR, INC.

By:
Name: Benjamin Leibman
Title: Vice President

BAKER HUGHES COMPANY, as parent guarantor

By:
Name: Daniel Horton
Title: VP, Treasurer

Attest:
Name:	Mitchell Athey
Title:	Executive Counsel & Assistant Corporate Secretary

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 11, 2026

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page to Global Note]

This Security is one of a duly authorized issue of senior securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 28, 2008, as supplemented by the Second Supplemental Indenture, dated July 3, 2017 (the “Second Supplemental Indenture”) and the Seventh Supplemental Indenture, dated as of December 31, 2023 (the “Seventh Supplemental Indenture”), and as further supplemented by the Eighth Supplemental Indenture (herein so called) thereto, dated as of March 11, 2026 (herein called the “Indenture”, which term shall have the meaning assigned to it in such Eighth Supplemental Indenture), among the Issuers, the Parent Guarantor, The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and The Bank of New York Mellon, London Branch, as the initial Paying Agent (herein called the “Paying Agent”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Parent Guarantor, the Trustee, the Paying Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the event of a conflict between the terms of the Indenture and the terms of this Security, the terms of the Indenture control. This Security is one of the series designated on the face hereof, the aggregate principal amount of which is not limited. The aggregate principal amount of Securities of this series authorized for issuance pursuant to the Indenture is limited to the €750,000,000 in aggregate principal amount of Securities of this series initially authorized for issuance on the Issue Date plus such additional amounts of Securities of this series as may be authorized for issuance from time to time thereafter in accordance with the provisions of the Indenture (except for Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the Indenture).

The Securities of this series are subject to redemption upon prior notice, as provided below, at any time, as a whole or in part, at the election of the Company as set forth in Section 2.05 of the Eighth Supplemental Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are also subject to a Special Mandatory Redemption, as set forth in Section 2.06 of the Eighth Supplemental Indenture. If (i) the Chart Merger is not consummated on or before the later of (x) July 28, 2026 and (y) the date that is five business days after the Outside Date (as defined in the Merger Agreement), (ii) prior to the Outside Date, the Merger Agreement is terminated or (iii) the Company notifies the Trustee under the indenture that the Parent Guarantor will not pursue consummation of the Chart Merger (any such event, a “Special Mandatory Redemption Event”), then the Company will be required to redeem all the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed. The Trustee will have no obligation to monitor, or otherwise inquire into, the status of the Chart Merger.

6

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared, or shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Parent Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, except as provided in Section 4.08(b) of the Eighth Supplemental Indenture.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security, the Guarantee and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY***

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Interest in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory

***	This Schedule should be included only if the Security is a Global Security.

9

EXHIBIT D

1

FACE OF SECURITY

GLOBAL SECURITY LEGEND

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE SECURITY REGISTRAR MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE IV OF THE EIGHTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 4.07 OF THE EIGHTH SUPPLEMENTAL INDENTURE AND SECTION 309 OF THE ORIGINAL INDENTURE.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (WHICH SHALL INITIALLY BE THE BANK OF NEW YORK MELLON, LONDON BRANCH) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN. *

*	These paragraphs should be included only if the Security is a Global Security.

2

BAKER HUGHES HOLDINGS LLC

BAKER HUGHES CO-OBLIGOR, INC.

4.737% Senior Notes due 2046

No.	€

CUSIP No.

ISIN No.

Common Code:

BAKER HUGHES HOLDINGS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), and BAKER HUGHES CO-OBLIGOR, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Co-Obligor”, which term includes any successor Person under the Indenture hereinafter referred to, and, together with the Company, the “Issuers”), for value received, hereby jointly and severally promise to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, as Common Depository for Euroclear and/or Clearstream, or registered assigns, the principal sum of euro [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Interests in the Global Security attached to this Security]** on March 11, 2046, and to pay interest thereon from March 11, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on March 11 in each year, commencing March 11, 2027, and at the Maturity thereof, at the rate of 4.737% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interesdt Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Subject to the terms of the Indenture, this Security is fully and unconditionally guaranteed as to all payments due hereon whether at Maturity, by acceleration, redemption, repayment or otherwise by Baker Hughes Company (the “Parent Guarantor”) in accordance with the terms of set forth in Article IV of the Indenture.

**	To be included only if the Security is a Global Security.

3

Payment of the principal of (and premium, if any) and any such interest on this Security will be made (x) if this Security is a Global Security, through the relevant Depositary or (y) if this Security is not a Global Security, at the corporate trust office of The Bank of New York Mellon, London Branch in London, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof or any payment of interest that becomes payable on a day other than an Interest Payment Date, and in the case of clause (x) or clause (y), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that if this Security is not a Global Security, (i) payment of interest on an Interest Payment Date will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and all other payments will be made by check against surrender of this Security; (ii) all payments by check will be made in next-day funds (i.e., funds that become available on the day after the check is cashed); and (iii) notwithstanding clauses (i) and (ii) above, with respect to any payment of any amount due on this Security, if this Security is in a denomination of at least €1,000,000 and the Holder hereof at the time of surrender hereof or, in the case of any payment of interest on any Interest Payment Date, the Holder thereof on the related Regular Record Date delivers a written request to the Paying Agent to make such payment by wire transfer at least five Business Days before the date such payment becomes due, together with appropriate wire transfer instructions specifying an account at a bank in New York, New York, the Issuers shall make such payment by wire transfer of immediately available funds to such account at such bank in New York City, any such wire instructions, once properly given by a Holder as to this Security, remaining in effect as to such Holder and this Security unless and until new instructions are given in the manner described above and provided further, that notwithstanding anything in the foregoing to the contrary, if this Security is a Global Security, payment shall be made pursuant to the Applicable Procedures of the relevant Depositary as permitted in said Indenture. In accordance with Section 1002 of the Indenture, the “Place of Payment” with respect to this Security shall be London, England.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual, facsimile or electronic transmission signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company and the Co-Obligor have caused this instrument to be duly executed.

BAKER HUGHES HOLDINGS LLC

By:
Name: Daniel Horton
Title: VP, Treasurer

BAKER HUGHES CO-OBLIGOR, INC.

By:
Name: Benjamin Leibman
Title: Vice President

BAKER HUGHES COMPANY, as parent guarantor

By:
Name: Daniel Horton
Title: VP, Treasurer

Attest:
Name:	Mitchell Athey
Title:	Executive Counsel & Assistant Corporate Secretary

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 11, 2026

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page to Global Note]

This Security is one of a duly authorized issue of senior securities of the Issuers (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 28, 2008, as supplemented by the Second Supplemental Indenture, dated July 3, 2017 (the “Second Supplemental Indenture”) and the Seventh Supplemental Indenture, dated as of December 31, 2023 (the “Seventh Supplemental Indenture”), and as further supplemented by the Eighth Supplemental Indenture (herein so called) thereto, dated as of March 11, 2026 (herein called the “Indenture”, which term shall have the meaning assigned to it in such Eighth Supplemental Indenture), among the Issuers, the Parent Guarantor, The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and The Bank of New York Mellon, London Branch, as the initial Paying Agent (herein called the “Paying Agent”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Parent Guarantor, the Trustee, the Paying Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the event of a conflict between the terms of the Indenture and the terms of this Security, the terms of the Indenture control. This Security is one of the series designated on the face hereof, the aggregate principal amount of which is not limited. The aggregate principal amount of Securities of this series authorized for issuance pursuant to the Indenture is limited to the €750,000,000 in aggregate principal amount of Securities of this series initially authorized for issuance on the Issue Date plus such additional amounts of Securities of this series as may be authorized for issuance from time to time thereafter in accordance with the provisions of the Indenture (except for Securities of this series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to the Indenture).

The Securities of this series are subject to redemption upon prior notice, as provided below, at any time, as a whole or in part, at the election of the Company as set forth in Section 2.05 of the Eighth Supplemental Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are also subject to a Special Mandatory Redemption, as set forth in Section 2.06 of the Eighth Supplemental Indenture. If (i) the Chart Merger is not consummated on or before the later of (x) July 28, 2026 and (y) the date that is five business days after the Outside Date (as defined in the Merger Agreement), (ii) prior to the Outside Date, the Merger Agreement is terminated or (iii) the Company notifies the Trustee under the indenture that the Parent Guarantor will not pursue consummation of the Chart Merger (any such event, a “Special Mandatory Redemption Event”), then the Company will be required to redeem all the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed. The Trustee will have no obligation to monitor, or otherwise inquire into, the status of the Chart Merger.

7

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared, or shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Parent Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuers, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Issuers with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

8

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, except as provided in Section 4.08(b) of the Eighth Supplemental Indenture.

Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security, the Guarantee and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY***

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Interest in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory

***	This Schedule should be included only if the Security is a Global Security.